UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

(412) 329-7275

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Pursuant to the requirements of the United States Securities Exchange Act of 1934, as amended, Heckmann Corporation, a Delaware corporation (the “Company”), hereby amends its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on April 13, 2012 (the “4/13/12 Form 8-K”), for the purpose of filing interim period financial statements and the pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of TFI Holdings, Inc., a Delaware corporation (“TFI”), in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively. In connection with the foregoing, the Management’s Discussion and Analysis of Financial Condition and Results of Operations of TFI is also filed herewith.

Section 8 – Other Events

Item 8.01	Other Events

Management’s Discussion and Analysis of Financial Condition and Results of Operations of TFI is filed herewith as Exhibit 99.4.

Section 9 – Financial Statements and Exhibits

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

As discussed in the 4/13/12 Form 8-K, the Company completed the acquisition of TFI on April 10, 2012. The audited consolidated balance sheets of TFI for each of the three years ended December 31, 2011, 2010, and 2009 and the audited consolidated statements of income, stockholders equity and cash flows of TFI for each of the three years ended December 31, 2011, 2010, and 2009 and the related notes thereto, were previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 22, 2012. The unaudited interim financial statements of TFI as of and for the three months ended March 31, 2012, and the related notes thereto, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The required unaudited pro forma financial information as of and for the year ended December 31, 2011, and the three months ended March 31, 2012, is attached hereto as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits

Number	Description of Exhibit

99.2	Unaudited consolidated balance sheets of TFI as of March 31, 2012 and December 31, 2011, and unaudited consolidated statements of income, stockholders’ equity and cash flows of TFI for the three months ended March 31, 2012 and 2011, and the related notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2011, and the three months ended March 31, 2012.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of TFI for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: June 20, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.2	Unaudited consolidated balance sheets of TFI as of March 31, 2012 and December 31, 2011, and unaudited consolidated statements of income, stockholders’ equity and cash flows of TFI for the three months ended March 31, 2012 and 2011, and the related notes thereto.

99.3	Unaudited Pro Forma Condensed Combined Financial Information as of and for the year ended December 31, 2011, and the three months ended March 31, 2012.

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations of TFI for the three months ended March 31, 2012 and the years ended December 31, 2011, 2010 and 2009, respectively.